HIGH INCOME
                             ---------------------
                             Opportunity Fund Inc.


                                                            Quarterly Report
                                                            December 31, 1998

High Income              [PHOTO OMITTED]          [PHOTO OMITTED]
Opportunity              HEATH B.                 JOHN C.
Fund Inc.                MCLENDON                 BIANCHI, CFA

                         Chairman                 Vice President

Dear Shareholder:

We are pleased to provide the first quarter report for the High Income Opportunity Fund Inc. ("Fund") for the period ended December 31, 1998. During the last three months, the Fund paid income dividends totaling $0.27 per share. The table below details the annualized distribution rate and the three-month total return for the Fund based on its December 31, 1998 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price.

         Price                Annualized       Three-Month
       Per Share         Distribution Rate   *Total Return
    ---------------      -----------------   -------------

       $11.26 (NAV)           9.17%             2.67%

       $10.438 (NYSE)         9.89%            (3.82)%

The Fund generated a return of 2.67% for the past three months and 0.81% for the past twelve months. We were encouraged by the Fund's stronger performance results in the past three months as the high-yield bond market began to recover from its third quarter sell-off. Investors were encouraged by the Federal Reserve Board ("Fed")'s determined effort to keep the U.S. economy from deteriorating by lowering short-term interest rates three times. And while we are clearly disappointed by the Fund's modest performance over the past three- and twelve-months, we did perform better than the 0.10% and a negative 4.61% average total returns, respectively, for non-leveraged, closed-end, high-yield funds as reported by Lipper, Inc. (Lipper is a major independent mutual fund performance-tracking organization). We believe the main reasons why we've been able to generate above-average performance returns in the Fund are through prudent issue selection with a heavy focus on companies with improving fundamentals.

Please note that effective with the January 1999 dividend distribution, the Fund modestly reduced the monthly income dividend from $0.089 per share to $0.086 per share. This dividend adjustment was made because of the general decline in

----------

* This distribution rate assumes a current monthly income dividend rate of $0.086 per share for twelve months.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              1
interest rates over the past year as well as our continued emphasis on higher quality, but slightly lower yielding issues in the portfolio. We believe that the current volatile global economy has warranted a more conservative credit strategy to protect the Fund's portfolio from any potential increase in overall market default rates. We believe that this strategy has enabled us to avoid defaults this past year.

Market and Economic Overview

The high-yield bond market generated relatively weak results during the third quarter of 1998, underperforming all of the other domestic bond market sectors. By the end of September, the Fed began taking aggressive actions to restore investor confidence in the financial markets. The Fed concluded that the financial markets were beginning to freeze up and overall liquidity in the bond market was disappearing. Many companies were finding it increasingly more difficult to borrow money through the bond markets. Moreover, there was a more pronounced reluctance on the part of many investors to invest in new bonds, especially from companies that issue high-yield bonds. Fears that an economic recession was becoming more likely given the turmoil in emerging market economies such as Korea, Russia and Indonesia added to the growing risk aversion.

Moreover, investors became concerned that a worldwide credit crunch in the financial markets might throw the U.S. economy into a meaningful recession. By acting decisively and lowering short-term interest rates three times, the Fed was able to stabilize the domestic financial markets and restore investor confidence. In the fourth quarter of 1998, as investors slowly became more comfortable with the economic outlook and the Fed's resolve to keep the economy out of a recession, the high-yield bond market stabilized and outperformed other bond sectors. Yet because of a lingering uncertainty over the economy, the high-yield bond market still trades at undervalued levels. As more investors become convinced that the U.S. economy is still fundamentally sound, the high-yield bond market's performance should improve.

Portfolio Strategy and Market Outlook

The Fund remains cautiously positioned with a heavy emphasis in better quality, intermediate maturity "B" and "BB" rated high-yield bonds. As of December 31, 1998, the Fund's average maturity on a call-adjusted basis was approximately 6.5 years. (Average maturity on a call-adjusted basis means that the bonds callable earlier than their maturity are considered to a maturity date of the call date for the purposes of the calculation.) In addition, the Fund continued to emphasize telecommunications issues as well as cable and media issues.


--------------------------------------------------------------------------------
2                                          1998 Quarterly Report to Shareholders

We viewed the recent correction in the high-yield bond market as a buying opportunity and carefully redeployed excess cash reserves into the market during this time. However, given the continued problems in Asia, we remained underweighted in basic commodity industries such as steel, forest products, energy and petrochemicals, industries that continue to be negatively affected by worldwide deflationary trends. (Deflation is when prices actually fall. Deflation should not be confused with disinflation, which is the slowing down of the rate at which prices increase).

We believe that the Fund is appropriately positioned for the current economic environment, which we think could be characterized by slower growth and somewhat weaker corporate profits. It should be noted that we still do not anticipate a domestic economic recession for 1999. Moreover, we will continue to maintain the Fund's relatively sound credit quality orientation given the higher volatility in financial markets.

In closing, thank you for investing in the High Income Opportunity Fund. We look forward to continuing to help you pursue your investment goals. Should you have any questions about your investment in the Fund, please call the First Data Investor Services Group, Inc. at (800) 331-1710.

Sincerely,


/s/ Heath B. McLendon              /s/ John C. Bianchi, CFA

Heath B. McLendon                  John C. Bianchi, CFA
Chairman                           Vice President

January 11, 1999


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              3

--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data Investor Services Group, Inc. (the "Plan Agent") will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears in the section of this report beginning on page 25. The descriptions in here are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end mutual funds managed by Mutual Management Corp.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investor Services Group, Inc. at (800) 331-1710.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4                                          1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            December 31, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT++        RATING(a)                 SECURITY                                      VALUE
================================================================================================
CORPORATE BONDS AND NOTES -- 96.8%
================================================================================================
Aerospace/Defense -- 0.4%
 $ 3,025,000      B1*   BE Aerospace, Sr. Sub. Notes, 9.500% due 11/1/08+            $ 3,206,500
------------------------------------------------------------------------------------------------
Airlines -- 2.4%
  15,775,000      BB    Airplanes Pass Through Trust, Corporate Collateralized
                           Mortgage Obligation, Series D, 10.875% due 3/15/19         16,775,766
   2,060,000      Ba2*  Continental Airlines, Notes, 8.000% due 12/15/05               2,057,425
------------------------------------------------------------------------------------------------
                                                                                      18,833,191
------------------------------------------------------------------------------------------------
Automobile/Auto Parts -- 1.3%
   7,855,000      B+    Breed Technologies Inc., Sr. Sub. Notes, 9.250% due
                           4/15/08+                                                    6,932,038
   3,380,000      B1*   Exide Corp., Sr. Notes, 10.000% due 4/15/05                    3,396,900
------------------------------------------------------------------------------------------------
                                                                                      10,328,938
------------------------------------------------------------------------------------------------
Broadcasting-TV, Cable and Radio -- 16.7%
     890,000      B-    Capstar Broadcasting, Sr. Discount Notes, step bond to
                           yield 11.002% due 2/1/09                                      734,250
   5,250,000      BB-   Century Communications, Sr. Notes, 8.750% due 10/1/07          5,788,125
  12,000,000      B     Chancellor Media, Sr. Sub. Notes, 9.000% due 10/1/08+         12,750,000
                        Citadel Broadcasting Co., Sr. Sub. Notes:
   1,350,000      B-         10.250% due 7/1/07                                         1,478,250
   2,145,000      B-         9.250% due 11/15/08+                                       2,244,206
   6,700,000      B2*   Comcast UK Cable, Sr. Unsecured Discount Debentures,
                           step bond to yield 11.613% due 11/15/07                      5,678,250
                        CSC Holdings, Inc.:
   1,000,000      BB+    Sr. Notes, 7.625% due 7/15/18                                  1,006,250
                         Sr. Sub. Debentures:
  15,725,000      BB-        9.875% due 2/15/13                                        17,670,969
   5,525,000      BB-        10.500% due 5/15/16                                        6,560,938
   5,000,000      BB-        9.875% due 4/1/23                                          5,606,250
                        NTL Inc.:
                         Sr. Notes:
   2,900,000      B-         11.500% due 10/1/08+                                       3,168,250
   6,430,000      B-         Step bond to yield 12.375% due 10/1/03+                    4,066,975
   2,975,000(GBP) B-     Sr. Unsub. Notes, 9.500% due 4/1/08                            4,529,100
                         RCN Corp.:
   7,775,000      B3*    Sr. Discount Notes, step bond to yield   11.142% due
                             11.142% due 10/15/07                                       4,548,375
   4,000,000      B3*    Sr. Notes, 10.000% due 10/15/07                                3,840,000
                        Rogers Cablesystems, Sr. Secured Second Priority:
                          Debentures:
   1,750,000      BB+        10.000% due 3/15/05                                        1,970,938
   4,250,000      BB+        10.000% due 12/1/07                                        4,791,875
  11,970,000      BB-    Sr. Sub. Debentures, 11.000% due 12/1/15                      14,184,450
   2,250,000      BB-   Rogers Communications, Sr. Notes,                               2,345,625
                             9.125% due 1/15/06

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT++        RATING(a)                 SECURITY                                      VALUE
================================================================================================
Broadcasting-TV, Cable and Radio -- 16.7% (continued)
 $ 3,475,000      CCC+  Telemundo Holdings, Sr. Discount Notes, step bond to
                           yield 11.132% due 8/15/03+                                $ 1,998,125
   3,650,000      B+    Telewest Communications PLC, Sr. Notes, 11.250% due
                           11/1/08+                                                    4,097,125
                        TV Azteca SA De C.V.:
   3,925,000      B+      Debentures, 10.125% due 2/15/04                              3,404,938
   2,200,000      B+      Sr. Notes, 10.500% due 2/15/07                               1,853,500
  36,000,000      B     United International Holdings Inc., Sr. Discount
                           Notes, step bond to yield 11.045% due 2/15/08              19,440,000
------------------------------------------------------------------------------------------------
                                                                                     133,756,764
------------------------------------------------------------------------------------------------
Building/Construction -- 1.7%
                        Building Material Corp., Sr. Notes:
   1,250,000      BB      7.750% due 7/15/05                                           1,237,500
   2,665,000      BB      8.000% due 12/1/08+                                          2,684,988
     750,000      BB      Step bond to yield 10.015% due 7/1/04                          768,750
   3,775,000      B     Columbus McKinnon Corp., Company Guaranteed Notes,
                          8.500% due 4/1/08                                            3,567,375
                        Nortek Inc., Sr. Notes:
   1,250,000      B+      9.250% due 3/15/07                                           1,296,875
   4,140,000      B+      9.125% due 9/1/07                                            4,264,200
------------------------------------------------------------------------------------------------
                                                                                      13,819,688
------------------------------------------------------------------------------------------------
Cellular and Other Wireless -- 9.3%
   3,460,000      CCC+  Centennial Cellular, Sr. Sub. Notes, 10.750% due
                           12/15/08+                                                   3,485,950
  15,564,000      B3*   Clearnet Communications, Inc., Sr. Discount Notes,
                           step bond to yield 12.750% due 12/15/05                    13,423,950
                        Dolphin Telecom PLC, Sr. Discount Notes, step bond to
                           yield:
   8,675,000      CCC+      11.432% due 6/1/08+                                        3,079,625
   8,025,000(ECU) CCC+      12.702% due 6/1/08                                         3,062,725
  12,285,000      B-    Iridium LLC/Capital Corp., Sr. Notes, 14.000% due
                           7/15/05                                                    11,747,531
  14,000,000      B-    Millicom International Cellular S.A., Sr. Discount
                           Notes, step bond to yield 13.469% due 6/1/06               10,360,000
   9,265,000      Ba3*  Orange PLC, Sr. Notes, 8.000% due 8/1/08                       9,311,325
   5,500,000      B3*   Pagemart Nationwide, Inc., Sr. Discount Notes, step
                           bond to yield 13.344% due 2/1/05                            4,896,155
  11,075,000      NR    Pagemart Wireless Inc., Sr. Discount Notes, step bond
                           to yield 11.250% due 2/1/08                                 5,316,000
                        Telesystems Communications, Sr. Discount Notes, step
                           bond to yield:
  16,375,000      CCC+      12.584% due 6/30/07                                        7,368,750
   6,250,000      CCC+       11.387% due 11/1/07                                       2,343,750
------------------------------------------------------------------------------------------------
                                                                                      74,395,761
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                          1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT++        RATING(a)                 SECURITY                                      VALUE
================================================================================================
Chemicals -- 0.2%
 $ 1,155,000      NR    Huntsman Corp., Sr. Sub. Notes, 9.500% due 7/1/07+           $ 1,157,888
------------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 2.7%
   1,150,000      B-    Eagle-Picher Industrial Inc., Sr. Sub. Notes, 9.375%
                           due 3/1/08                                                  1,104,000
                        Fisher Scientific International, Sr. Sub. Notes:
   3,710,000      B-      9.000% due 2/1/08                                            3,710,000
     895,000      B-      9.000% due 2/1/08+                                             895,000
   3,375,000      B3*   Interlake Corp., Sr. Sub. Notes, 12.125% due 3/1/02            3,450,938
   8,550,000      B     Outboard Marine Corp., Sr. Notes, 10.750% due 6/1/08           8,379,000
   4,475,000      B+    Park-Ohio Industries, Sr. Sub. Notes, 9.250% due
                           12/1/07                                                     4,575,688
------------------------------------------------------------------------------------------------
                                                                                      22,114,626
------------------------------------------------------------------------------------------------
Diversified/Conglomerate Services -- 1.7%
   3,825,000      BB-   CIA Latino Americana, Sr. Notes, 11.625% due 6/1/04+           2,543,625
   1,720,000      B     Nationsrent Inc., Sr. Sub. Notes, 10.375% due 12/15/08+        1,720,000
   6,675,000      B-    Outsourcing Solutions, Sr. Sub. Notes, 11.000% due
                           11/1/06+                                                    6,441,375
   2,540,000      BB-   United Rentals Inc., Sr. Sub. Notes, 9.250% due
                           1/15/09+                                                    2,565,400
------------------------------------------------------------------------------------------------
                                                                                      13,270,400
------------------------------------------------------------------------------------------------
Electric Utilities -- 3.6%
                        AES Corp., Sr. Sub. Notes:
   3,400,000      Ba1*    10.250% due 7/15/06                                          3,689,000
  11,775,000      Ba1*    8.500% due 11/1/07                                          11,966,344
                        Calpine Corp., Sr. Notes:
   5,675,000      Ba2*    10.500% due 5/15/06                                          6,086,438
   5,400,000      Ba2*    8.750% due 7/15/07                                           5,670,000
     628,428      BB    Midland Cogeneration Venture Limited Partnership,
                           Midland Funding, Debentures, Sr. Secured Lease
                           Obligation Bond, Series C, 10.330% due 7/23/02                675,560
     950,000      BB-   Niagara Mohawk Power, Sr. Discount Notes, step bond to
                           yield 8.229% due 7/1/10                                       729,125
------------------------------------------------------------------------------------------------
                                                                                      28,816,467
------------------------------------------------------------------------------------------------
Electronics/Computers -- 6.7%
   3,100,000      B3*   Axiohm Transaction Solutions, Sr. Sub. Notes, 9.750%
                           due 10/1/07                                                 2,890,750
   4,051,000      B+    Celestica International, Sr. Sub. Notes, 10.500% due
                           12/31/06                                                    4,435,845
   6,510,000      B     Fairchild Semiconductor Corp., Sr. Sub. Notes, 10.125%
                           due 3/15/07                                                 6,510,000
                        Unisys Corp., Sr. Notes:
  10,875,000      BB-     12.000% due 4/15/03                                         12,207,187
  14,550,000      BB-     11.750% due 10/15/04                                        16,914,375
  11,575,000      B-    Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07            10,996,250
------------------------------------------------------------------------------------------------
                                                                                      53,954,407
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT++        RATING(a)                 SECURITY                                      VALUE
================================================================================================
Finance Companies/Consumer Credit -- 1.6%
                        Amresco Inc., Sr. Sub. Notes:
  $  750,000      CCC+    10.000% due 3/15/04                                          $ 536,250
   1,890,000      CCC+    9.875% due 3/15/05                                           1,351,350
   4,000,000      NR    Ocwen Asset Investment, Sr. Notes, 11.500% due 7/1/05+         3,200,000
   5,500,000      B2*   Ocwen Capital Trust, Notes, 10.875% due 8/1/27                 4,565,000
   3,400,000      BB-   Ocwen Financial Corp., Sr. Notes, 11.875% due 10/1/03          3,060,000
------------------------------------------------------------------------------------------------
                                                                                      12,712,600
------------------------------------------------------------------------------------------------
Food -- 3.0%
   4,575,000      B-    B&G Foods Inc., Sr. Sub. Notes, 9.625% due 8/1/07              4,494,937
   6,615,000      NR    Carrols Corp., Sr. Notes, 9.500% due 12/1/08+                  6,747,300
   7,075,000      B     Imperial Holly Corp., Sr. Sub. Notes, 9.750% due
                           12/15/07                                                    7,004,250
   5,640,000      B     SC International Services Inc., Sr. Sub. Notes, 9.250%
                           due 9/1/07                                                  5,668,200
------------------------------------------------------------------------------------------------
                                                                                      23,914,687
------------------------------------------------------------------------------------------------
Health care/Drugs/Hospital Supplies -- 8.3%
                       Columbia/HCA Healthcare, Notes:
   5,000,000      BBB     7.000% due 7/1/07                                            4,768,750
   1,000,000      BBB     7.250% due 5/20/08                                             965,000
   1,000,000      BBB     8.700% due 2/10/10                                           1,056,250
   2,000,000      BBB     6.630% due 7/15/45                                           1,955,000
   3,850,000      Ba3*  Fresenius Medical Capital Trust, Company Guaranteed,
                           7.875% due 2/1/08                                           3,830,750
   4,725,000      BBB+  Graphic Controls Corp., Sr. Sub. Notes, 12.000% due
                           9/15/05                                                     5,445,562
  11,250,000      BB    ICN Pharmaceuticals Inc., Sr. Notes, 9.250% due 8/15/05       11,559,375
                        Integrated Health Services Inc., Sr. Sub. Notes:
   3,950,000      B2*     9.500% due 9/15/07                                           3,772,250
   1,585,000      B2*     9.250% due 1/15/08                                           1,509,712
  18,450,000      B-    Magellan Health Services, Sr. Sub. Notes, 9.000% due
                          2/15/08                                                     16,512,750
   8,625,000      B-    Mariner Post-Acute Network, Sr. Sub. Notes, 9.500% due
                          11/1/07                                                      6,986,250
                        Sun Healthcare Group Inc., Sr. Sub. Notes:
   4,200,000      B2*     9.500% due 7/1/07                                            3,402,000
   5,400,000      B2*     9.375% due 5/1/08+                                           4,347,000
------------------------------------------------------------------------------------------------
                                                                                      66,110,649
------------------------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 4.8%
     355,000      BB+   Circus Circus Enterprises, Sr. Sub. Notes, 9.250% due
                           12/1/05                                                       363,431
   5,375,000      B-    Courtyard by Marriott, Sr. Secured Notes, 10.750% due
                           2/1/08                                                      5,590,000
   6,900,000      BB    Grand Casinos, First Mortgage, 10.125% due 12/1/03             7,521,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                          1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT++        RATING(a)                 SECURITY                                      VALUE
================================================================================================
Hotel, Casinos and Gaming -- 4.8% (continued)
                        HMH Properties:
 $ 4,105,000      BB      Company Guaranteed Notes, 7.875% due 8/1/08                $ 4,007,506
   6,280,000      BB      Sr. Notes, 8.450% due 12/1/08                                6,303,550
   4,080,000      BB+   Harrahs Operating Inc., Company Guaranteed Notes,
                           7.875% due 12/15/05                                         4,100,400
   5,125,000      BB+   Mohegan Tribal Gaming Authority, Sr. Secured Notes,
                           13.500% due 11/15/02                                        6,175,625
   3,450,000      BB+   Park Place Entertainment, Sr. Sub. Notes, 7.875% due
                           12/15/05+                                                   3,458,625
   1,250,000      B+    Station Casinos, Sr. Sub. Notes, 8.875% due 12/1/08+           1,259,375
------------------------------------------------------------------------------------------------
                                                                                      38,779,512
------------------------------------------------------------------------------------------------
Insurance Companies -- 1.0%
   5,500,000      BB+   SIG Capital Trust, Notes, 9.500% due 8/15/27                   4,578,750
   4,175,000      NR    Veritas Capital Trust, Trust Certificates,   10.000%
                           due 1/1/28                                                  3,809,687
------------------------------------------------------------------------------------------------
                                                                                       8,388,437
------------------------------------------------------------------------------------------------
Leisure/Amusement/Motion Pictures -- 2.0%
   1,285,000      B+    Intrawest Corp., Sr. Notes, 9.750% due 8/15/08+                1,313,912
   6,085,000      B     Regal Cinemas Inc., Sr. Sub. Notes, 9.500% due 6/1/08+         6,343,612
   8,625,000      B-    SFX Entertainment Inc., Sr. Sub. Notes, 9.125% due
                           2/1/08                                                      8,603,438
------------------------------------------------------------------------------------------------
                                                                                      16,260,962
------------------------------------------------------------------------------------------------
Machinery -- 0.5%
   3,812,000      B-    Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03        3,840,590
------------------------------------------------------------------------------------------------
Metals/Mining -- 0.6%
   5,050,000      B-    Haynes International Inc., Sr. Notes, 11.625% due
                           9/1/04                                                      4,709,125
------------------------------------------------------------------------------------------------
Miscellaneous -- 0.6%
   4,950,000      B     Intertek Finance PLC, Company Guaranteed Notes,
                           10.250% due 11/1/06                                         4,603,500
------------------------------------------------------------------------------------------------
Oil/Natural Gas -- 2.6%
   2,375,000      B     Canadian Forest Oil Ltd., Sr. Sub. Notes, 8.750% due
                           9/15/07                                                     2,167,187
   6,350,000      B+    Clark USA Inc., Sr. Notes, 10.875% due 12/1/05                 5,969,000
                        Ocean Energy:
   3,600,000      BB-     Sr. Sub. Debentures, 9.750% due 10/1/06                      3,726,000
   5,425,000      BB-     Sr. Sub. Notes, 10.375% due 10/15/05                         5,750,500
   3,200,000      B2*   Stone Energy Corp., Sr. Sub. Notes, 8.750% due 9/15/07         3,144,000
------------------------------------------------------------------------------------------------
                                                                                      20,756,687
------------------------------------------------------------------------------------------------
Oil Services -- 0.6%
   3,600,000      B+    ICO Inc., Sr. Notes, 10.375% due 6/1/07                        3,384,000
   1,520,000      BB+   J. Ray McDermott SA, Sr. Sub. Notes, 9.375% due 7/15/06        1,618,800
------------------------------------------------------------------------------------------------
                                                                                       5,002,800
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT++        RATING(a)                 SECURITY                                      VALUE
================================================================================================
Packaging and Containers -- 1.1%
 $ 3,250,000      B     Huntsman Packaging Corp., Sr. Sub. Notes, 9.125% due
                           10/1/07                                                   $ 3,233,750
   5,125,000DEM   B     Impress Metal Packaging, Sr. Sub. Notes, 9.875% due
                           5/29/07                                                     3,384,666
   1,900,000      B-    Tekni-Plex, Inc., Sr. Sub. Notes, 9.250% due 3/1/08            1,997,375
------------------------------------------------------------------------------------------------
                                                                                       8,615,791
------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 1.9%
   4,900,000      BB    Mallette Inc., Sr. Notes, 12.250% due 7/15/04                  5,328,750
                        Riverwood International Corp., Company Guaranteed:
   3,945,000      CCC+    10.625% due 8/1/07                                           3,945,000
   1,065,000      B-      10.875% due 4/1/08                                             974,475
   4,915,000      B+    SD Warren Corp., Sr. Sub. Notes, 12.000% due 12/15/04          5,357,350
------------------------------------------------------------------------------------------------
                                                                                      15,605,575
------------------------------------------------------------------------------------------------
Personal Care Products/Cosmetics -- 0.7%
   6,450,000      B-    Revlon Consumer Products, Sr. Sub. Notes,   8.625% due
                           2/1/08                                                      5,934,000
------------------------------------------------------------------------------------------------
Pollution Control/Waste Removal -- 0.4%
   3,100,000      BB    Allied Waste North America, Sr. Sub. Notes,   7.875%
                           due 1/1/09+                                                 3,150,375
------------------------------------------------------------------------------------------------
Publishing -- 1.2%
   3,125,000      B+    Mail-Well Corp., Sr. Sub. Notes, 8.750% due 12/15/08+          3,140,625
   4,100,000(GBP) B     Middleweb PLC, Sr. Notes, 10.500% due 5/30/08                  6,207,676
------------------------------------------------------------------------------------------------
                                                                                       9,348,301
------------------------------------------------------------------------------------------------
Real Estate Development/REITS -- 0.4%
   3,100,000      BB+   Trizec Finance, Sr. Notes, 10.875% due 10/15/05                3,425,500
------------------------------------------------------------------------------------------------
Retail -- 1.4%
   4,500,000      NR    Advance Holdings Corp., Sr. Discount Notes, step bond
                           to yield 12.765% due 4/15/09                                2,655,000
   5,600,000      B-    Advance Stores Co. Inc., Sr. Sub. Notes,
                          10.250% due 4/15/08                                          5,684,000
   2,930,000      BB    DR Structured Finance Co., Pass through Certificates,
                           8.375% due 8/15/05                                          2,879,604
------------------------------------------------------------------------------------------------
                                                                                      11,218,604
------------------------------------------------------------------------------------------------
Telecommunications -- 15.7%
                       Colt Telecommunications Group PLC, Sr. Notes:
   1,390,000(DEM) B      8.875% due 11/30/07                                             834,534
     400,000(GBP) B      10.125% due 11/30/07                                            672,179
  12,745,000(DEM) B      7.625% due 7/31/08                                            7,345,821
                       E.Spire Communications, Sr. Notes:
     700,000      NR      13.750% due 7/15/07                                            728,000
  14,450,000      NR      Step bond to yield 10.991% due 7/1/08                        6,069,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT++        RATING(a)                 SECURITY                                      VALUE
================================================================================================
Telecommunications -- 15.7% (continued)
                        Esprit Telecommunications Group, Sr. Notes:
 $ 3,900,000      B-      11.500% due 12/15/07                                      $  4,021,875
   4,000,000(DEM) B-      11.500% due 12/15/07                                         2,425,552
   2,250,000      B-      10.875% due 6/15/08                                          2,275,312
   6,575,000      NR    Facilicom International Inc., Sr. Notes, 10.500% due
                           1/15/08                                                     5,391,500
                        Hermes Europe Railtel Intelcom, Sr. Notes:
   6,850,000      B       11.500% due 8/15/07                                          7,380,875
   2,050,000      B       10.375% due 1/15/09+                                         2,080,750
                        Impsat Corp., Sr. Notes:
   1,250,000      BB-     12.125% due 7/15/03                                          1,118,750
   2,200,000      B       12.375% due 6/15/08                                          1,845,250
  10,225,000      B     Intermedia Communications Inc., Sr. Discount Unsecured
                           Notes, step bond to yield 11.961% due 5/15/06               8,384,500
     960,000      B     Level 3 Communications, Sr. Notes, 9.125% due 5/1/08             955,200
   4,635,000      B     Metromedia Fiber Network, Sr. Notes, 10.000% due
                           11/15/08+                                                   4,803,019
                        Metronet Communications:
  19,375,000      B       Sr. Discount Notes, step bond to yield   10.038% due
                           6/15/08                                                    11,964,063
                          Sr. Notes:
  10,225,000      B       12.000% due 8/15/07                                         11,400,875
   3,030,000      B       10.625% due 11/1/08+                                         3,242,100
  10,000,000      B     Nextlink Communications, Sr. Notes, 12.500% due 4/15/06       10,925,000
   8,600,000      B-    Primus Telecom Group, Sr. Notes, 11.750% due 8/1/04            9,030,000
                        Psinet Inc., Sr. Notes:
   7,000,000      B-      10.000% due 2/15/05                                          6,930,000
   3,800,000      B-      11.500% due 11/1/08+                                         3,952,000
   6,975,000      NR    Splitrock Services, Company Guaranteed, 11.750% due
                           7/15/08                                                     6,033,375
   2,710,000      B-    Verio Inc., Sr. Notes, 11.250% due 12/1/08+                    2,737,100
     625,000      NR    Versatel Telecommunications, Sr. Notes, 13.250% due
                           5/15/08                                                       620,313
   4,650,000      NR    WAM!Net Inc., Sr. Discount Notes, step bond to yield
                          13.004% due 3/1/05                                           2,580,750
------------------------------------------------------------------------------------------------
                                                                                     125,747,693
------------------------------------------------------------------------------------------------
Textiles/Apparel -- 0.5%
   9,050,000(DEM) B     Texon International, Sr. Notes, 10.000% due 2/1/08             4,238,112
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT++        RATING(a)                 SECURITY                                      VALUE
================================================================================================
Transportation/Trucking -- 1.2%
 $ 1,650,000      B+    American Reefer Co. Ltd., First Mortgage, 10.250% due
                           3/1/08                                                   $  1,047,750
   3,315,000      BB-   Sea Containers Ltd., Sr. Sub. Debentures, 12.500% due
                           12/1/04                                                     3,646,500
   3,950,000      B+    Stena Line AB, Sr. Notes, 10.625% due 6/1/08                   3,579,688
   2,400,000      B+    TBS Shipping International Ltd, First Mortgage,
                           10.000% due 5/1/05                                          1,392,000
------------------------------------------------------------------------------------------------
                                                                                       9,665,938
------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost-- $800,685,923)                                        775,684,068
================================================================================================
    SHARES                                SECURITY                                      VALUE
================================================================================================
PREFERRED STOCK -- 1.1%
Banks/Savings and Loans -- 0.3%
     108,000            California Federal, Series A, Exchangeable 9.125%              2,733,750
------------------------------------------------------------------------------------------------
Broadcasting-TV, Cable and Radio -- 0.6%
      35,000            SFX Broadcasting, Exchangeable 12.625%                         4,340,000
------------------------------------------------------------------------------------------------
Electronics/Computers -- 0.1%
      63,722            Viasystems Inc.                                                  955,829
------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 0.1%
      14,000            SD Warren, Series B, Exchangeable 14.000%                        721,000
------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK
                        (Cost -- $8,736,351)                                           8,750,579
================================================================================================
COMMON STOCK -- 0.0%
================================================================================================
Cellular and Other Wireless -- 0.0%
      20,125            Pagemart Nationwide Inc.+ (Cost -- $0)                           100,625
================================================================================================
WARRANTS -- 0.7%
================================================================================================
Broadcasting-TV, Cable and Radio -- 0.0%
      14,825            United International Holdings Australia Inc., Expire
                           5/15/06                                                        14,825
       5,700            Wireless One, Inc., Expire 10/15/03                                1,425
------------------------------------------------------------------------------------------------
                                                                                          16,250
------------------------------------------------------------------------------------------------
Cellular and Other Wireless -- 0.2%
      55,110            Clearnet Communications Inc., Expire 9/15/05                     275,550
       7,500            Globalstar LP, Expire 2/15/04+                                   525,000
       6,725            Iridium LLC Corp., Expire 7/15/05+                               934,641
       6,575            Nextel Communications, Inc., Expire 4/25/99+                          66
      43,470            Pagemart Inc., Expire 12/31/03+                                  173,880
------------------------------------------------------------------------------------------------
                                                                                       1,909,137
------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 0.0%
       8,175            SD Warren Corp., Expire 12/5/06+                                 143,880
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT++        RATING(a)                 SECURITY                                      VALUE
================================================================================================
Telecommunications -- 0.5%
       7,800            Allegiance Telecommunications Inc., Expire 2/3/08             $   85,800
       8,000            Colt Telecommunications Group PLC, Expire 12/31/06+            2,800,000
     102,250            Metronet Communications, Expire 8/15/07                          357,875
       7,600            Primus Telecomm Group, Expire 8/1/04                              37,050
       6,975            RSL Communications Ltd., Expire 11/15/06                         272,025
       6,975            Splitrock Service Inc., Expire 7/15/08+                           76,725
         625            Versatel Telecom Inc., Expire 5/15/08+                             6,250
      13,950            WAM!Net Inc., Expire 3/1/05+                                     111,600
------------------------------------------------------------------------------------------------
                                                                                       3,747,325
------------------------------------------------------------------------------------------------
                        TOTAL WARRANTS
                        (Cost -- $2,576,034)                                           5,816,592
================================================================================================
 FACE
AMOUNT                                    SECURITY                                      VALUE
================================================================================================
REPURCHASE AGREEMENT -- 1.4%
 $11,261,000            Morgan Stanley Dean Witter & Co., 4.650% due 1/4/99;
                        Proceeds at maturity -- $11,266,818; (Fully
                        collateralized by U.S. Treasury Notes, 6.000% to
                        6.500% due 7/15/99 to 8/15/27; Market value
                        --$11,538,712) (Cost -- $11,261,000)                          11,261,000
================================================================================================
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $823,259,308**)                                    $801,612,864
================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

++    Face amount denominated in U.S. dollars unless otherwise indicated.

#      Non-income producing security.

**    Aggregate cost for Federal income tax purposes is substantially the same.

Currency Abbreviations:
GBP -- British Pound
ECU -- European Currency Unit
DEM -- German Mark

See page 14 for definition of ratings.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             13

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

BBB   --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B --    Bonds rated "BB", "B" and "CCC" are regarded, on balance, as
and CCC     predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.
            "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Baa   --    Bonds rated "Baa" are considered to be medium grade obligations;
            that is, they are neither highly protected nor poorly secured.
            Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba    --    Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
            Uncertainty of position characterizes bonds in this class.

B     --    Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa   --    Bonds that are rated "Caa" are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.

NR    --    Indicates that the bond is not rated by Standard & Poor's or
            Moody's.


--------------------------------------------------------------------------------
14                                         1998 Quarterly Report to Shareholders

-------------------------------------------------------------------
Statement of Assets and Liabilities               December 31, 1998
-------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $823,259,308)        $801,612,864
  Cash                                                          28
  Interest receivable                                   16,769,517
  Receivable for closed forward foreign currency
    contracts                                                7,547
------------------------------------------------------------------
  Total Assets                                         818,389,956
------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                       2,050,000
  Dividends payable                                      1,659,371
  Management fees payable                                  795,475
  Payable for open forward foreign currency contracts
    (Note 8)                                               488,145
  Accrued expenses                                         113,424
------------------------------------------------------------------
  Total Liabilities                                      5,106,415
------------------------------------------------------------------
Total Net Assets                                      $813,283,541
==================================================================
NET ASSETS:
  Par value of capital shares                         $     72,230
  Capital paid in excess of par value                  899,768,919
  Overdistributed net investment income                 (2,056,595)
  Accumulated net realized loss on security
    transactions                                       (62,377,140)
  Net unrealized depreciation of investments
    and foreign currencies                             (22,123,873)
-------------------------------------------------------------------
Total Net Assets
  (Equivalent to $11.26 a share on 72,230,352 shares
  of $0.001 par value outstanding; 500,000,000
  shares authorized)                                  $813,283,541
------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             15

--------------------------------------------------------------------------------
Statement of Operations (unaudited) For the Three Months Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                             $21,560,085
  Dividends                                                 61,593
------------------------------------------------------------------
  Total Investment Income                               21,621,678
------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                               2,322,312
  Shareholder communication fees                            60,493
  Custody fees                                              13,611
  Shareholder and system servicing fees                      9,578
  Audit and legal                                            7,360
  Director fees                                              2,773
  Other                                                     15,124
------------------------------------------------------------------
  Total Expenses                                         2,431,251
------------------------------------------------------------------
Net Investment Income                                   19,190,427
------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
(NOTES 3 AND 8):
  Realized Loss From:
    Securities transactions
    (excluding short-term securities)                   (4,635,156)
    Foreign currency transactions                         (646,561)
------------------------------------------------------------------
  Net Realized Loss                                     (5,281,717)
------------------------------------------------------------------
  Change in Net Unrealized Depreciation
  of Investments and Foreign Currencies:
    Beginning of period                                (28,844,872)
    End of period                                      (22,123,873)
------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                6,720,999
------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies           1,439,282
------------------------------------------------------------------
Increase in Net Assets From Operations                 $20,629,709
------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Three Months Ended December 31, 1998 (unaudited) and the Year Ended September 30, 1998

                                                                        December 31        September 30
=======================================================================================================
OPERATIONS:
  Net investment income                                               $  19,190,427       $  77,058,960
  Net realized gain (loss)                                               (5,281,717)          4,505,920
  Decrease (increase) in net unrealized depreciation                      6,720,999         (85,807,339)
-------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                      20,629,709          (4,242,459)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 (19,266,481)        (81,031,027)
-------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders             (19,266,481)        (81,031,027)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net asset value of shares issued for reinvestment of dividends          2,293,455          12,211,727
-------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                     2,293,455          12,211,727
-------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                         3,656,683         (73,061,759)

NET ASSETS:
  Beginning of period                                                   809,626,858         882,688,617
-------------------------------------------------------------------------------------------------------
  End of period*                                                      $ 813,283,541       $ 809,626,858
=======================================================================================================
* Includes overdistributed net investment income of:                  $  (2,056,595)      $  (1,966,392)
=======================================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $695,344 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial


--------------------------------------------------------------------------------
18                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Fund. The Fund pays MMC a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

3. Investments

During the three months ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $159,537,492
--------------------------------------------------------------------------------
Sales                                                                175,715,089
================================================================================

At December 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 24,340,298
Gross unrealized depreciation                                       (45,986,742)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(21,646,444)
================================================================================

4. Capital Loss Carryforward

At September 30, 1998, the Fund had, for Federal tax purposes, approximately $54,135,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             19

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

amounts and expiration of carryforwards are indicated below.
Expiration occurs on September 30 in the year indicated:

                                                       2003              2004
================================================================================
Carryforward Amounts                               $16,017,000       $38,118,000
================================================================================

5. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 1998, the Fund did not have any open futures contracts.

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1998, the Fund did not have any open purchased call or put option contracts.


--------------------------------------------------------------------------------
20                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the three months ended December 31, 1998, the Fund did not write any call or put options.

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             21

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

8. Forward Foreign Currency Contracts

At December 31, 1998, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts is reflected as follows:

                                 Local        Market   Settlement    Unrealized
Foreign Currency               Currency       Value       Date          Loss
================================================================================
To Sell:
British Pound                    449,450   $  746,454   2/25/99    $ (390,049)
European Currency Unit         3,165,060    3,727,903    3/1/99        (4,931)
German Mark                   10,527,132    6,329,528   1/28/99        (6,917)
German Mark                    4,039,667    2,432,907    3/3/99        (9,571)
German Mark                    5,667,147    3,413,064    3/3/99       (58,332)
German Mark                    7,840,819    4,722,168    3/3/99       (18,345)
================================================================================
Total Unrealized Loss on Open
   Forward Foreign Currency Contracts                               $(488,145)
================================================================================

9. Capital Shares

Capital stock transactions were as follows:

                               Three Months Ended              Year Ended
                                December 31, 1998          September 30, 1998
                              --------------------      ------------------------
                                Shares     Amount           Shares     Amount
================================================================================
Shares issued on
   dividend reinvestment        213,742   $2,293,455        995,988  $12,211,727
================================================================================


--------------------------------------------------------------------------------
22                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September 30, except where noted:


                              1998(1)        1998         1997          1996         1995      1994(2)(3)
=========================================================================================================
Net Asset Value,
  Beginning of Period         $11.24         $12.43       $11.72       $11.48       $11.20       $12.50
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income         0.27           1.08         1.15         1.14         1.14         1.01*
  Net realized and unrealized
     gain (loss)                0.02          (1.14)        0.68         0.22         0.28        (1.30)
---------------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations              0.29          (0.06)        1.83         1.36         1.42        (0.29)
---------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income        (0.27)         (1.13)       (1.12)       (1.12)       (1.12)       (1.01)
  Capital                         --             --           --           --        (0.02)          --
---------------------------------------------------------------------------------------------------------
Total Distributions            (0.27)         (1.13)       (1.12)       (1.12)       (1.14)       (1.01)
---------------------------------------------------------------------------------------------------------
Net Asset Value,
   End of Period              $11.26         $11.24       $12.43       $11.72       $11.48       $11.20
---------------------------------------------------------------------------------------------------------
Total Return,
   Based on Market Value**     (3.82)%++      (1.65)%      18.18%       21.07%        9.90%       (7.33)%++
---------------------------------------------------------------------------------------------------------
Total Return,
   Based on Net Asset Value     2.67%++       (0.58)%      16.48%       12.86%       13.99%       (2.31)%++
---------------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (millions)     $813           $810         $883         $819         $802         $783
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                      1.20%+         1.18%        1.21%        1.21%        1.20%        1.15%+*
  Net investment income         9.50+          8.81         9.63         9.85        10.02         9.09+
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate           20%            98%          87%          73%          59%          69%
---------------------------------------------------------------------------------------------------------
Market Value,
   End of Period             $10.438        $11.125      $12.438      $11.500      $10.500      $10.625
=========================================================================================================

(1)   For the three months ended December 31, 1998 (unaudited).

(2) For the period from October 22, 1993 (commencement of operations) to September 30, 1994.

(3)   Based on the weighted average shares outstanding for the period.

* The Manager waived a part of its fee for the period ended September 30, 1994. If such fees were not waived, the per share decrease in net investment income and the annualized ratio of expenses to average net assets would have been $0.01 and 1.21%, respectively.

** The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             23

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                          Income     Dividend
                                  NYSE      Net Asset    Dividend  Reinvestment
                              Closing Price   Value        Paid       Price
================================================================================
1997
  October 22                     $11.38      $11.65       $0.0930   $11.375
  November 25                     11.25       11.77        0.0930    11.375
  December 23                     11.38       11.84        0.0930    11.490
  January 28                      11.75       11.94        0.0930    11.872
  February 25                     11.75       12.09        0.0930    11.895
  March 24                        11.75       11.81        0.0930    11.710
  April 22                        11.75       11.67        0.0930    11.670
  May 27                          11.88       11.92        0.0930    11.920
  June 24                         12.06       12.13        0.0930    12.120
  July 22                         12.31       12.17        0.0930    12.170
  August 26                       12.25       12.24        0.0930    12.240
  September 23                    12.38       12.38        0.0930    12.380

1998
  October 28                      11.69       12.30        0.0930    12.200
  November 24                     12.31       12.23        0.0930    12.230
  December 22                     12.44       12.26        0.0930    12.260
  December 31                     12.50       12.24        0.0375    12.240
  January 27                      12.63       12.24        0.0930    12.240
  February 24                     12.69       12.30        0.0930    12.300
  March 24                        11.88       12.29        0.0930    11.990
  April 21                        11.94       12.32        0.0890    11.880
  May 26                          11.50       12.25        0.0890    11.930
  June 23                         11.81       12.16        0.0890    11.900
  July 28                         11.56       12.21        0.0890    11.790
  August 25                       11.69       11.82        0.0890    10.810
  September 22                    10.69       11.16        0.0890    10.850

1999
  October 27                      11.06       10.73        0.0890    10.730
  November 23                     11.19       11.29        0.0890    11.150
  December 21                     10.44       11.18        0.0890    10.610
================================================================================


--------------------------------------------------------------------------------
24                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below under NAV or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             25

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

been paid in common stock issued by the Fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

First Data maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distribution under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.


--------------------------------------------------------------------------------
26                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             27

                     (This page left intentionally blank.)

   HIGH INCOME
---------------------
Opportunity Fund Inc.

DIRECTORS

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi, CFA
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Mutual Management Corp.

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030

This report is intended only for the shareholders of the High Income Opportunity Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

         [LOGO]
          HIO
         Listed
          NYSE
THE NEW YORK STOCK EXCHANGE

HIGH INCOME OPPORTUNITY FUND INC.
388 Greenwich Street
New York, New York 10013

FD0850 2/99